Earnings (Loss) Per Common Share	12 Months Ended
Dec. 31, 2012
Earnings (Loss) Per Common Share

3. Earnings (Loss) Per Common Share

Basic earnings (loss) per common share are calculated by dividing net earnings (loss) by the weighted average number of common shares outstanding during the period. Diluted earnings per common share adjust basic earnings per share for the effects of potentially dilutive common shares. Potentially dilutive common shares include the dilutive effects of shares issuable under our equity compensation plans, including stock options and restricted stock, and shares issuable upon conversion of our 3  3/4% senior subordinated convertible notes due 2012 (“Convertible Notes”) prior to their maturity on July 15, 2012 and payment in full on July 16, 2012 assuming the conversion premium was converted into common stock based on the average closing price per share of our stock during the period, each using the treasury stock method. Due to a net loss applicable to common shareholders for the year ended December 31, 2012, we excluded 1,263 potentially dilutive securities from the computation as their effect would be anti-dilutive.

	Year Ended December 31,
	2012	2011	2010
Numerator — basic and diluted
Net income (loss)	$(36,986)	$103,903	$65,984

Denominator
Weighted average number of common shares outstanding — basic	40,316	41,131	45,557
Effect of dilutive stock options	—	915	915
Effect of dilutive convertible notes	—	836	863
Effect of dilutive restricted shares	—	591	329

Weighted average number of common shares outstanding — diluted	40,316	43,473	47,664

Earnings (loss) per common share — basic	$(0.92)	$2.53	$1.45

Earnings (loss) per common share — diluted	$(0.92)	$2.39	$1.38

Antidilutive stock options and restricted shares	4,943	2,119	1,606